UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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OptiNose, Inc.
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NOTICE OF 2020 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
June 10, 2020
______________________________________________________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2020: We are delivering to all stockholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Annual Meeting is available on the Internet. These materials, consisting of this Notice of Annual Meeting and Proxy Statement, our Annual Report for the year ended December 31, 2019 and proxy card, are available at http://www.proxyvote.com/68404V.

________________________
In this Proxy Statement, the words “Optinose,” “the Company,” “we,” “our,” “us” and similar terms refer to OptiNose, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

OPTINOSE®, XHANCE® and the Optinose logo are trademarks of ours in the United States. Other trademarks, trade names and service marks appearing in this Proxy Statement are the property of their respective owners.

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(267) 364-3500

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders (Annual Meeting) of OptiNose, Inc. (Company) will be held on Wednesday, June 10, 2020 at 8:30 a.m., local time, at the offices of OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, PA 19067, for the following purposes:

1.To elect Joshua A. Tamaroff and William F. Doyle to the Company's Board of Directors, each to serve until the Company's 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.
2.To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.
3.To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

The Company's Board of Directors has fixed the close of business on April 22, 2020 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

While we intend to hold the Annual Meeting in person as scheduled, we are sensitive to public health and travel concerns and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) pandemic. As a result, we may decide to hold the Annual Meeting virtually instead of in-person. We would publicly announce a determination to a hold the Annual Meeting virtually in a press release available at www.optinose.com as soon as practicable before the Annual Meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stockholder list at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/OPTN2020 and using your control number included in the proxy materials, but only if we decide to hold a virtual Annual Meeting.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About the Proxy Materials, Voting and the Annual Meeting" section of this Proxy Statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

Peter K. Miller
Chief Executive Officer	April 29, 2020

Optinose - Notice of 2020 Annual Meeting of Stockholders

2020 PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place*	Number of Common Shares Eligible to Vote as of the Record Date
8:30 a.m. local time June 10, 2020	April 22, 2020	1020 Stony Hill Road, Suite 300, Yardley, PA 19067	45,906,162
* Due to concerns about the coronavirus (COVID-19) pandemic, we may hold the Annual Meeting virtually. The determination to hold the Annual Meeting virtually will be announced in a press release available at www.optinose.com as soon as practicable before the meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live audio webcast.
VOTING MATTERS

Board Recommendation
Proposal No. 1:	The election of Joshua A. Tamaroff and William F. Doyle to our Board of Directors, each to serve until our 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.	FOR ALL
Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	FOR
OUR DIRECTOR NOMINEES
You are being asked to vote on the election of Joshua A. Tamaroff and William F. Doyle, each of whom currently serve on our Board of Directors. Our directors are divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. Directors are elected by a plurality of votes cast. Detailed information about the background and areas of expertise of each director and director nominee can be found in the "Executive Officers and Directors - Directors" section of this Proxy Statement.

				Committee Membership
Name	Age	Director Since	Principal Occupation	AC	CC	NCG

Joshua A. Tamaroff	34	2017	Principal at Avista Capital Partners	«
William F. Doyle	57	2010	Executive Chairman of Novocure Limited, Executive Chairman of Blink Health Ltd. and Managing Partner of WFD Ventures LLC			«

AC = Audit Committee; CC = Compensation Committee; NCG = Nominating and Corporate Governance Committee

Optinose - 2020 Proxy Statement | 1

CORPORATE GOVERNANCE SUMMARY FACTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	Yes
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board Background, Experience and Skills	Yes

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QUESTIONS AND ANSWERS
ABOUT
THE PROXY MATERIALS, VOTING AND THE ANNUAL MEETING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors is soliciting your proxy to vote at our 2020 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 10, 2020 at 8:30 a.m., local time, at the offices of OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, PA 19067. You received proxy materials because you owned shares of Optinose common stock at the close of business on April 22, 2020 (Record Date), and that entitles you to vote at the Annual Meeting. These proxy materials describe the matters on which our Board of Directors would like you to vote and contain information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) when we solicit your proxy. These proxy materials were first mailed to our stockholders on or about April 29, 2020.

What is included in the proxy materials?

The proxy materials include:

•this Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);
•our 2019 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2019 (Annual Report) that accompanies these materials; and
•a proxy or voting instruction card that accompanies these materials.

What information is contained in this Proxy Statement and our Annual Report?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, beneficial owners of our common stock, corporate governance matters, the compensation of our directors and certain of our executive officers and other required information. Our Annual Report contains information about our business, our audited financial statements and other important information that we are required to disclose under the rules of the SEC.

How can I access the proxy materials over the Internet?

The proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•view the proxy materials for the Annual Meeting on the Internet and vote your shares; and
•instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available at http://www.proxyvote.com/68404V.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

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Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	The election of Joshua A. Tamaroff and William F. Doyle to our Board of Directors, each to serve until our 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.

Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

See the "Proposals" section of this Proxy Statement for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

Board Recommendation

Proposal No. 1:	The election of Joshua A. Tamaroff and William F. Doyle to our Board of Directors, each to serve until our 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified.	FOR ALL

Proposal No. 2:	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	FOR

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Dr. Ramy Mahmoud and Keith A. Goldan, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

There were 45,906,162 shares of common stock issued and outstanding as of the close of business on the Record Date. Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions contained on the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.

•Beneficial Owner: If your shares are held through a broker, bank, trust or other nominee, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were
Optinose - 2020 Proxy Statement | 4

forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares in person at the Annual Meeting?

If you hold your shares held in your name as the stockholder of record, you may vote in person at the Annual Meeting. If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as the beneficial owner of shares held in street name, you may direct how your shares are voted without attending the Annual Meeting.

•Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card that accompanied these proxy materials.

•Beneficial Owner: If you are the beneficial owner of shares held in street name, you may also vote by proxy over the Internet, by telephone or by mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or other nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•granting a new proxy bearing a later date by following the instructions provided in the proxy card that accompanied these proxy materials;

•providing a written notice of revocation to our Corporate Secretary at 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, which notice must be received by our Corporate Secretary before the Annual Meeting; or

•attending the Annual Meeting and voting in person.

If you are the beneficial owner of shares held in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•submitting new voting instructions to your broker, bank, other trustee, or nominee by following the instructions provided in the voting instruction card that accompanied these proxy materials; or

•if you have obtained a valid legal proxy from your broker, bank, trustee, or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using the valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Annual Meeting.

Optinose - 2020 Proxy Statement | 5

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

Proposal No. 1 is considered a "non-routine" matter, while Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020 is considered a "routine" matter. Therefore, if you are a beneficial owner of shares held in street name and do not provide voting instructions, your shares will not be voted on Proposal No. 1 and a broker non-vote will occur on this matter. In tabulating the voting results for Proposal No. 1, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of Proposal No.1. Because Proposal No. 2 is a "routine" matter, a broker, bank, trustee or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.

How many shares must be present or represented to conduct business at the Annual Meeting?

A "quorum" is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of a majority of all shares issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person, by means of remote communication in a manner, if any, authorized by the Board of Directors or represented by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•Proposal No. 1: Election of directors.  Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes cast by the holders of record of common stock entitled to vote in the election of directors is required to elect director nominees, and as such, the two nominees who receive the greatest number of votes cast by stockholders entitled to vote on the matter will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal). Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on the ratification of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.

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Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.
Attending the Annual Meeting

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were an Optinose stockholder as of the Record Date (April 22, 2020), or you hold a valid legal proxy from a stockholder of record for attending or voting at the Annual Meeting. You must present valid government-issued photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 22, 2020, or a copy of the voting instruction card provided by your broker, bank, trustee, or other nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Annual Meeting will begin promptly at 8:30 a.m., local time. Check-in will begin at 8:00 a.m., local time, and you should allow ample time for the check-in procedures. The offices of OptiNose, Inc. are located at 1020 Stony Hill Road, Suite 300, Yardley, PA 19067.

See “Could emerging developments regarding the coronavirus affect Optinose’s ability to hold an in-person meeting?” below for information regarding how to attend, participate in and vote at the Annual Meeting if we decide to hold a virtual meeting.

Could emerging developments regarding the coronavirus affect Optinose’s ability to hold an in-person meeting?

We are monitoring the coronavirus situation closely. If we determine that holding an in-person Annual Meeting could pose a risk to the safety and health of our stockholders, employees and directors, we may decide to hold a virtual Annual Meeting instead. If we decide to use that format, we will make a public announcement as soon as practicable prior to the Annual Meeting.

In the event this decision is made, to attend and participate in the virtual Annual Meeting, stockholders will need to access a live audio webcast of the Annual Meeting. To do so, stockholders will need to visit www.virtualshareholdermeeting.com/OPTN2020 and use their control number provided in the proxy materials to log in to this website. We encourage stockholders to log in to this website and access the webcast before the virtual Annual Meeting’s start time to avoid any delay due to technical issues. Please note that you will only be able to participate in the virtual Annual Meeting using this website if we decide to hold a virtual Annual Meeting instead of holding an in-person Annual Meeting.

PROPOSALS
Proposal 1: Election of Directors

Our Fourth Amended and Restated Certificate of Incorporation (Certificate of Incorporation) provides that our directors be divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. The terms of our Class III directors will expire at the Annual Meeting. Our Board of Directors has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Joshua A. Tamaroff and William F. Doyle for election as Class III directors at the Annual Meeting, each to serve a three-year term expiring at our 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until his earlier death, resignation, removal or retirement. Mr. Tamaroff and Mr. Doyle are currently serving as Class III directors. We expect each nominee will be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our Board of Directors.
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Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board of Directors to determine that such nominee should serve as a director are discussed in the "Executive Officers and Directors" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The two director nominees receiving the highest number of FOR votes will be elected to our Board of Directors, each to serve until our 2023 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until his earlier death, resignation, removal or retirement.

Our Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 to elect Joshua A. Tamaroff and William F. Doyle.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP (EY) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020. Although stockholder ratification of the appointment of EY is not required by our Amended and Restated Bylaws (Bylaws) or otherwise, our Board of Directors believes that it is desirable to give our stockholders the opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may or may not change, its appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Even if the selection is ratified, our Audit Committee may, at its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is desirable. Representatives of EY are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Information regarding the fees paid to our independent registered public accounting firm in 2019 and 2018 and our pre-approval policies relating to such fees is discussed in the "Independent Registered Public Accounting Firm" section of this Proxy Statement.

Vote Required and Recommendation of Our Board of Directors

The approval of this Proposal No. 2 requires the affirmative vote of the holders of shares having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on the proposal (meaning the number of shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal).

Our Board of Directors recommends that stockholders vote FOR on Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Other Proposed Action

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with the recommendation of our Board of Directors.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names and ages of all of our executive officers and directors as of April 29, 2020.

Name	Title	Age
Executive Officers
Peter K. Miller	Chief Executive Officer and Director	58
Ramy A. Mahmoud, M.D., M.P.H.	President and Chief Operating Officer	55
Victor M. Clavelli	Chief Commercial Officer	47
Keith A. Goldan	Chief Financial Officer	49
Michael F. Marino	Chief Legal Officer and Corporate Secretary	44

Directors
Joseph C. Scodari	Chairman of our Board of Directors	67
William F. Doyle	Director	57
Wilhelmus Groenhuysen	Director	62
Sandra L. Helton	Director	70
Peter K. Miller	Chief Executive Officer and Director	58
Robert P. O'Neil	Director	69
Joshua A. Tamaroff	Director	34
Sriram Venkataraman	Director	47

Executive Officers

Biographical information regarding our executive officers as of April 29, 2020 is set forth below. Our executive officers are appointed by, and serve at the pleasure of, our Board of Directors.

Peter K. Miller	Mr. Miller has served as our Chief Executive Officer and as a member of our Board of Directors since 2010, and as a member of the board of directors of OptiNose AS since June 2018. From June 2004 to May 2007, Mr. Miller was Co-Founder, Chief Executive Officer and President of Take Care Health Systems Inc., a company that introduced medical clinics inside Walgreens retail pharmacies, and from May 2007 to May 2010, served as Vice President of Walgreen Co.'s Health and Wellness Division following its acquisition of Take Care Health Systems. Prior to co-founding Take Care Health Systems, Mr. Miller spent more than 15 years at Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, serving in a variety of marketing and general management roles that included Worldwide President of Johnson & Johnson — Merck Consumer Pharmaceuticals and President of Janssen Pharmaceutical. Mr. Miller served as a member of the board of directors of Actua Corporation, a publicly-traded SaaS technology company, from June 2010 until January 2018. Mr. Miller holds a B.S. in Economics from Trinity College and an M.B.A. from the Kellogg School of Management at Northwestern University.
Chief Executive Officer since 2010

Ramy A. Mahmoud, M.D., M.P.H.	Dr. Mahmoud has served as our President and Chief Operating Officer since 2010. Prior to joining us, Dr. Mahmoud spent 14 years at Johnson & Johnson, where he served as Chief Medical Officer and a member of the Global Management Board of the Ethicon group of companies. During his tenure at Johnson & Johnson, he also held senior roles in the pharmaceutical sector. Dr. Mahmoud served for 10 years on active duty in the U.S. Army and an additional 10 years in the Army Reserves, achieving the rank of Lieutenant Colonel. During his military service, Dr. Mahmoud held various patient care, research, and academic positions, culminating in his position as the head of the Department of Epidemiology at the Walter Reed Army Institute of Research. He has published more than 50 peer-reviewed papers and textbook chapters, and has served as a scientific reviewer for a number of journals and textbooks. Dr. Mahmoud earned a Master of Healthcare Management and Policy degree from the Harvard School of Public Health and an M.D. from the University of Miami. He has earned board certification in both Public Health/Preventive Medicine and in Internal Medicine.
President and Chief Operating Officer since 2010
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Victor M. Clavelli	Mr. Clavelli has served as our Chief Commercial Officer since February 2020. Prior to joining us, Mr. Clavelli held various leadership roles including marketing, sales, and regulatory affairs in the course of his 20-year career at Pfizer, Inc. - most recently as the North American President for Inflammation and Immunology with responsibility for a portfolio spanning topical, small molecule oral, and biologic agents. Immediately prior to that he was the Vice President of Sales and Marketing for the Inflammation Franchise. Mr. Clavelli earned a Bachelor of Science in Physics and Math from Fairfield University and an MBA from the Stern School of Business at New York University and started his career in the medical device industry with responsibilities for regulatory and clinical affairs across a range of therapeutic areas.
Chief Commercial Officer since February 2020

Keith A. Goldan	Mr. Goldan has served as our Chief Financial Officer since January 2017. From March 2015 to January 2017, Mr. Goldan served as Senior Vice President, Chief Financial Officer and Treasurer of Fibrocell Science, Inc., a publicly-traded cell and gene therapy company, and also served as its Corporate Secretary from March 2015 to June 2015. From March 2014 to March 2015, Mr. Goldan served as a financial and operational consultant to companies in the life sciences industry. From November 2008 to March 2014, Mr. Goldan served as Senior Vice President and Chief Financial Officer of NuPathe Inc., a publicly-traded specialty pharmaceutical company that was acquired by Teva Pharmaceutical Industries Ltd. Mr. Goldan previously served as Chief Financial Officer and a member of the board of directors of PuriCore plc, a medical technology company listed on the London Stock Exchange. Earlier in his career, Mr. Goldan served as Vice President and Chief Financial Officer of Biosyn, Inc., a specialty pharmaceutical company, and in a variety of roles with ViroPharma and the Healthcare & Life Sciences Practice of KPMG. Mr. Goldan earned a B.S. in Finance from the Robert H. Smith School of Business at the University of Maryland and an M.B.A. from The Wharton School at the University of Pennsylvania.
Chief Financial Officer since January 2017

Michael F. Marino	Mr. Marino has served as our Chief Legal Officer and Corporate Secretary since January 2017 and as a member of the board of directors of OptiNose AS since June 2018. Prior to joining Optinose, Mr. Marino served as Senior Vice President, General Counsel and Corporate Secretary of Fibrocell Science, Inc., a publicly-traded cell and gene therapy company, from June 2015 to January 2017. Prior to joining Fibrocell Science, Mr. Marino served as Senior Vice President, General Counsel and Corporate Secretary of NuPathe Inc., a publicly-traded specialty pharmaceutical company from October 2010 until the sale of NuPathe to Teva Pharmaceutical Industries Ltd. in March 2014 and from March 2014 to June 2015 as a legal consultant in the life sciences industry. Mr. Marino was previously an attorney at the law firms of Morgan, Lewis & Bockius LLP and WilmerHale LLP where his practice focused on mergers and acquisitions, collaborations, financing transactions, corporate governance, securities and other general corporate matters. Mr. Marino earned a B.S. in Accountancy from Villanova University and a J.D. from Boston College Law School.
Chief Legal Officer and Corporate Secretary since January 2017

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Directors

Biographical information as of April 29, 2020 and the attributes, skills and experience of each director that led our Nominating and Corporate Governance Committee and our Board of Directors to determine that such individual should serve as a director are discussed below.

Joseph C. Scodari	Mr. Scodari has served as Chairman of our Board of Directors since October 2017. Mr. Scodari was Worldwide Chairman, Pharmaceuticals Group, of Johnson & Johnson, and a member of Johnson & Johnson's Executive Committee from March 2005 until his retirement in March 2008. From 2003 to March 2005, Mr. Scodari was Company Group Chairman of Johnson & Johnson's Biopharmaceutical Business. Mr. Scodari joined Johnson & Johnson in 1999 as President and Chief Operating Officer of Centocor Inc., when Johnson & Johnson acquired that company. Mr. Scodari joined Centocor in 1996 as President, Pharmaceutical Division and was named President and COO in 1998. Mr. Scodari began his career in 1974 in sales for Winthrop Laboratories, Division of Sterling Drug. He progressed through various management positions, eventually leading the Diagnostic Imaging Division for Winthrop and later Strategic Marketing at the Corporate level for the Imaging business. Mr. Scodari joined Rorer Pharmaceuticals (shortly thereafter, Rhône-Poulenc Rorer) in 1989 as Vice President of Marketing and Business Development. He later served as Vice President and General Manager for the United States, and subsequently, North America, and finally as Senior Vice President and General Manager for the Americas. Mr. Scodari previously served as a director of Actelion Pharmaceuticals, Ltd., Endo Health Solutions, Inc. and Covance, Inc. Mr. Scodari has served on various non-profit boards, including the University of the Health Sciences in Philadelphia, the Board of Overseers for the Robert Wood Johnson School of Medicine, and on the Board of Trustees for Gwynedd Mercy College. He has also served on various industry association boards, including the NWDA Associate Member Board, the National Pharmaceutical Council, as Vice Chairman of the Biotechnology Industry Organization (BIO), and Chairman of PA BIO. Mr. Scodari received a B.A. from Youngstown State University.
Director since October 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Scodari's experience as an executive of a major pharmaceutical company along with his research and development and marketing experience qualifies him to serve on our Board of Directors.

William F. Doyle	Mr. Doyle has served as a director of our company since 2010, and previously as a member of the board of directors of OptiNose AS from 2004 to 2010. Mr. Doyle is the Executive Chairman of NovoCure Limited, a commercial stage oncology company; Executive Chairman of Blink Health Ltd., a private technology company providing Americans with affordable access to prescription medications; and lead independent director of Minerva Neuroscience Inc., a clinical-stage biopharmaceutical company. Since 2003, Mr. Doyle has been the managing partner of WFD Ventures LLC, a private venture capital firm he co-founded, and from 2014 to 2016 he was a member of the investment team of Pershing Square Capital Management L.P., a private investment firm. Previously, Mr. Doyle served as a member of Johnson & Johnson's Medical Devices and Diagnostics Group Operating Committee and was vice president, Licensing and Acquisitions. While at Johnson & Johnson, Mr. Doyle was also chairman of the Medical Devices Research and Development Council and worldwide president of Biosense-Webster, Inc. Earlier in his career, Mr. Doyle was a management consultant in the healthcare group of McKinsey & Company. In addition to serving as chairman of Novocure, within the past five years, Mr. Doyle served as director of Zoetis, Inc., an animal medicine and vaccine company. Mr. Doyle holds an S.B. in materials science and engineering from the Massachusetts Institute of Technology (MIT) and an M.B.A. from Harvard Business School. Mr. Doyle serves on Harvard Business School’s Board of Dean’s Advisors, Harvard Business School’s Healthcare Advisory Board, MIT’s Institute of Medical Engineering & Science Visiting Committee and MIT’s Undergraduate & Graduate Education Visiting Committee.
Director since 2010

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Doyle's expertise in medical device commercialization and his significant experience in the advanced technology and healthcare industries as an entrepreneur, executive, management consultant and investor, qualifies him to serve on our Board of Directors.

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Wilhelmus Groenhuysen	Mr. Groenhuysen has served as a director of our company since October 2017. Mr. Groenhuysen has served as Chief Financial Officer of NovoCure Limited since 2012. At Novocure, Mr. Groenhuysen has global responsibility for finance, information technology, health policy and strategy. From 2007 to 2011, Mr. Groenhuysen worked for Cephalon, Inc., a U.S. biopharmaceutical company, last serving as Executive Vice President and Chief Financial Officer, where he had responsibility for worldwide finance, commercial operations and risk management. Prior to joining Cephalon in 2007, Mr. Groenhuysen spent twenty years with Philips Electronics serving various assignments in Europe, Asia and the United States, the latest of which started in 2002 when he was promoted to Chief Financial Officer and Senior Vice President of Philips Electronics North America Corporation. Mr. Groenhuysen holds a Master's Degree in Business Economics from VU University Amsterdam and graduated as a Registered Public Controller at VU University Amsterdam.
Director since October 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Groenhuysen's experience as a public company chief financial officer, financial acumen and substantial industry experience qualifies him to serve on our Board of Directors.

Sandra L. Helton	Ms. Helton has served as a director of our company since February 2018. Ms. Helton serves on the Board of Directors of Principal Financial Group, a global diversified financial institution, where she chairs the Audit Committee and serves on Principal’s Executive Committee and Finance Committee, which she previously chaired. Ms. Helton also serves on the Board of Directors of Covetrus, a worldwide animal health business and chairs their Audit Committee. Prior to the acquisition of Lexmark International Inc. in November 2016, she served on their Board of Directors and Finance and Audit Committee. Ms. Helton also served on the board of Covance Inc., a leading global drug development services company, prior to LabCorp acquiring the company in 2015. She chaired the Finance and Audit Committee and served on the Nominating and Governance Committee of Covance. Ms. Helton was Executive Vice President and Chief Financial Officer, and member of the Board of Directors of Telephone and Data Systems, Inc. (TDS) from 1998 through 2006. Her responsibilities included strategic planning, finance and information systems, among other functions. Ms. Helton also served on the Boards of United States Cellular Corporation and Aerial Corporation, TDS’s publicly traded subsidiaries. Before TDS, Ms. Helton was Vice President, Corporate Controller of Compaq Computer Corporation. Prior to Compaq, Ms. Helton held over a dozen increasingly responsible positions during her 26-year tenure with Corning Incorporated. Ms. Helton serves on the Board and Executive Committee of Northwestern Memorial Foundation. She previously served on the Board of Northwestern Memorial Health Care, a nationally recognized academic medical center, where she chaired the Audit Committee and was a member of the Executive, Finance and Investment Committees. Ms. Helton holds an S.M. in Finance from Massachusetts Institute of Technology’s Sloan School of Management and graduated with a B.S. in Mathematics from the University of Kentucky.
Director since February 2018

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Ms. Helton’s global executive level experience in a variety of industries, along with her financial and accounting acumen qualifies her to serve on our Board of Directors and as chair of our Audit Committee.

Peter K. Miller	See biography under "Executive Officers and Directors - Executive Officers" above.
Director since 2010
Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Miller's perspective and history as our Chief Executive Officer, as well as his executive, operational and commercial expertise, qualifies him to serve on our Board of Directors.

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Robert P. O'Neil	Mr. O'Neil has served as a director of our company since June 2018. Mr. O'Neil is currently a Health Care Operating Executive with Avista Capital Partners. Mr. O'Neil currently serves as Chairman of the board of directors of Arcadia Consumer Healthcare, was a member of the board of directors of Trimb Healthcare AB until the sale of the company in September 2019, and is a Trustee of Morven Museum and Garden. Mr. O'Neil was a member of the board of directors of Avista Healthcare Public Acquisition Corp until its merger with Organogenesis Holdings Inc. in December 2018. Mr. O'Neil has over 35 years of operational and strategic business leadership experience at Johnson & Johnson (J&J), where he served as Worldwide Vice President, Business Development, Consumer Group of Companies, had responsibility for pharmaceutical and consumer healthcare businesses, and was a member of the Consumer Group Operating Committee and a Board member of Johnson & Johnson Development Corporation. Earlier positions with J&J included sales, marketing, business development, and general management positions with the J&J Pharmaceutical Group. Mr. O'Neil was a member of the Management Board of Ortho-McNeil Pharmaceutical and also managed strategic business development initiatives. Along with his professional responsibilities, Mr. O’Neil has been involved in a variety of community service activities, having served on the Boards of the Epilepsy Foundation of NJ and BTSC Youth Soccer organization, and as an advisor to the Veterans Leadership Council and American Corporate Partners Mentoring Program. A graduate of the Stillman School of Business, Seton Hall University, Mr. O’Neil also earned an MBA from the Tobin College of Business, St. John’s University, NY.
Director since June 2018

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. O'Neil's extensive senior management experience in the pharmaceutical industry qualifies him to serve on our Board of Directors.

Joshua A. Tamaroff	Mr. Tamaroff has served as a director of our company since March 2017. Mr. Tamaroff joined Avista Capital Partners in 2009 and currently serves as a Principal. Prior to joining Avista, Mr. Tamaroff worked as an Analyst in the leveraged finance group at Lehman Brothers and Barclays Capital. Mr. Tamaroff currently serves as a director of Cosette Pharmaceuticals, GCM Holding Corporation, Organogenesis Holdings Inc., and United BioSource Corporation. Mr. Tamaroff previously served as a director of IWCO Direct, InvestorPlace Media and WideOpenWest, Inc. Mr. Tamaroff received a B.S. from Cornell University and an M.B.A. from The Wharton School at the University of Pennsylvania.
Director since March 2017

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Tamaroff's private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings qualifies him to serve on our Board of Directors.

Sriram Venkataraman
Mr. Venkataraman has served as a director of our company since 2010. He is also a Partner of Avista Capital Partners, having joined in 2007. Prior to joining Avista, Mr. Venkataraman was a Vice President in the Healthcare Investment Banking group at Credit Suisse Group AG having worked there from 2001 to 2007. Previously, he worked at GE Healthcare (formerly known as GE Medical Systems) from 1996 to 1999. Mr. Venkataraman holds an M.S. in Electrical Engineering from the University of Illinois, Urbana-Champaign and an M.B.A. from The Wharton School at the University of Pennsylvania. He currently serves as a director of Xifin, Inc., Cosette Pharmaceuticals, Inc., Inform Diagnostics, National Spine & Pain Centers Holdings, LLC, and Osmotica Pharmaceuticals plc. Mr. Venkataraman previously served as a director of AngioDynamics Inc., Lantheus Holdings Inc., and Zest Anchors, Inc.

Director since 2010

Key Attributes, Skills and Experience: Our Nominating and Corporate Governance Committee and our Board of Directors believes that Mr. Venkataraman's experience in the healthcare industry, his strong finance and management background, and his experience serving as a director of private and public companies qualifies him to serve on our Board of Directors.

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Arrangements Relating to Election or Nomination of Directors
Except as set forth below, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director or is being nominated as a director:
•Messrs. Venkataraman and Tamaroff were originally elected to our Board of Directors pursuant to certain stockholder rights of Avista Capital Partner's (Avista Capital) in connection with its prior investments in our Company and continue to serve on our Board of Directors, along with Mr. O'Neil, in connection with Avista Capital's right to designate for nomination up to three directors pursuant to the Stockholders' Agreement we entered into with Avista Capital in connection with our initial public offering. See the "Corporate Governance and Board Matters - Stockholders' Agreement" section of this Proxy Statement.
•Mr. Doyle was originally elected to our Board of Directors in connection with certain stockholder rights of TKWD Ventures in connection with its prior investment in our Company, which rights terminated in connection with our initial public offering in October 2017.
No Family Relationships
There are no family relationships between any of our executive officers and directors.
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STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information known to us concerning the beneficial ownership of our common stock as of April 22, 2020 (unless otherwise indicated by footnote below) for:
•each of our named executive officers;
•each of our directors;
•all of our current directors and executive officers as a group; and
•each person, or group of affiliated persons, known by us to own beneficially more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (2)
Executive Officers and Directors (18) :
Peter K. Miller (3)	1,849,711	3.9%
Ramy A. Mahmoud, M.D., M.P.H.(4)	1,038,293	2.2%
Victor M. Clavelli	—	*
Keith A. Goldan (5)	213,035	*
Michael F. Marino(6)	211,025	*
Joseph C. Scodari(7)	88,613	*
William F. Doyle (8)	875,453	1.9%
Sriram Venkataraman (9)(13)	14,301,895	31.1%
Joshua A. Tamaroff(10)	28,878	*
Wilhelmus Groenhuysen(10)	54,548	*
Sandra L. Helton(10)	50,537	*
Robert P. O'Neil(11)	40,692	*
All executive officers and directors as a group (12 persons)(12)	18,752,680	38.0%

Greater Than 5% Stockholders:
Avista Capital Partners (13)	14,273,017	31.1%
Entities affiliated with FMR LLC (14)	6,876,249	15.0%
THK Private Equities, LLC(15)	3,304,421	7.0%
JPMORGAN CHASE & CO(16)	2,914,738	6.3%
Entrepreneurs Fund LP (17)	2,438,013	5.3%
_______________
*    Represents less than 1% of the outstanding shares of the Company's common stock.
(1)Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (Exchange Act). A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 22, 2020, whether through the exercise of options, warrants or otherwise. Unless otherwise indicated in the footnotes, to our knowledge, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
(2)The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or exercisable within 60 days of April 22, 2020 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 45,906,162 shares (which represents the number of shares of common
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stock that were outstanding as of April 22, 2020) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 22, 2020 as indicated in the footnotes below.
(3)Consists of (i) 132,505 shares of common stock and (ii) options to purchase 1,413,977 shares of common stock exercisable within 60 days of April 22, 2020, and (c) 303,229 shares of common stock subject to options held by the Deed of Trust of Peter K. Miller, dated October 13, 2014 that are exercisable within 60 days of April 22, 2020.
(4)Consists of (i) 55,615 shares of common stock and (ii) options to purchase 883,496 shares of common stock exercisable within 60 days of April 22, 2020, and (c) 99,182 shares of common stock subject to options held by The Ramy Mahmoud 2014 Trust for Cynthia Mahmoud that are exercisable within 60 days of April 22, 2020.
(5)Consists of (i) 6,761 shares of common stock and (ii) options to purchase 206,274 shares of common stock exercisable within 60 days of April 22, 2020.
(6)Consists of (i) 7,157 shares of common stock and (ii) options to purchase 203,868 shares of common stock exercisable within 60 days of April 22, 2020.
(7)Consists of (i) 21,230 shares of common stock and (ii) options to purchase 67,383 shares of common stock exercisable within 60 days of April 22, 2020.
(8)Consists of (i) 18,803 shares of our common stock and (ii) options to purchase 28,878 shares of common stock exercisable within 60 days of April 22, 2020 and (iii) warrants to purchase an aggregate of 10,547 shares of our common stock exercisable within 60 days of April 22, 2020 held by Mr. Doyle and (iv) 817,225 shares of common stock held by TKWD Ventures LLC. WFD Ventures LLC is the general partner of TKWD Ventures LLC and may be deemed to have sole voting and investment power over the shares held by TKWD Ventures LLC. Mr. Doyle is a managing member of WFD Ventures LLC, and in his capacity as such, may be deemed to exercise sole voting and investment power over the shares held by TKWD Ventures LLC. Mr. Doyle disclaims beneficial ownership in such securities, except to the extent of his pecuniary interest therein. The address for each of these entities is c/o WFD Ventures LLC, 1500 Broadway, 17th Floor, New York, NY 10036.
(9)Consists of options to purchase 28,878 shares of common stock exercisable within 60 days of April 22, 2020.
(10)The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock exercisable within 60 days of April 22, 2020.
(11)Consists of (i) 7,000 shares of common stock and (ii) options to purchase 33,692 shares of common stock exercisable within 60 days of April 22, 2020.
(12)Consists of (i) 15,339,313 shares of common stock, (ii) 10,547 shares of common stock subject to warrants that are exercisable within 60 days of April 22, 2020, and (iii) 3,402,820 shares of common stock subject to options that are exercisable within 60 days of April 22, 2020.
(13)Based on Director Questionnaires submitted by Avista Capital Partners designees in January 2020 and February 2020. Consists of (i) 10,136,374 shares of common stock held by Avista Capital Partners II, LP, (ii) 3,328,648 shares of common stock held by Avista Capital Partners (Offshore) II, LP, and (iii) 807,995 shares of common stock held by Avista Capital Partners (Offshore) II-A, LP. Avista Capital Partners II GP, LLC ultimately exercises voting and investment power over the shares of held by Avista Capital Partners II, L.P., Avista Capital Partners (Offshore) II, L.P., and Avista Capital Partners (Offshore) II-A, L.P. Voting and disposition decisions at Avista Capital Partners II GP, LLC with respect to such shares are made by an investment committee, the members of which are Thompson Dean, Steven Webster, David Burgstahler and Sriram Venkataraman, a member of our Board of Directors. Each of the members of the investment committee disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein. The address for each of these individuals and entities is 65 East 55th Street, 18th Floor, New York, NY 10022.
(14)Based on the Schedule 13-G/A filed by FMR LLC on February 7, 2020. Shares held by accounts managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (Fidelity Funds) advised by Fidelity Management & Research Company (FMR Co), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Board of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.
(15)Based on the Schedule 13G filed by THK Private Equities, LLC on July 10, 2018. Consists of (i) 1,974,626 shares of common stock and (ii) 1,329,795 shares of common stock subject to warrants that are exercisable within 60 days of April 22, 2020 held by THK Private Equities, LLC. Limar Management Corp. is the Member Manager of THK Private Equities, LLC, with a 1% economic interest therein. Theodore H. Kruttschnitt, III is the Managing Member and owns 100% of Limar Management Corp. Mr. Kruttschnitt is also a Member of Private Equities, LLC, with a 99% economic interest therein. Limar Management Corp. and Mr. Kruttschnitt may be
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deemed to have beneficial ownership of the shares of common stock, and the shares of common stock underlying the warrants, held by THK Private Equities, LLC. The address of the principal business office of the reporting persons is c/o THK PRIVATE EQUITIES, LLC, 3000 Ralston Avenue, Hillsborough, CA 94010.
(16)Based on the Schedule 13G filed by JPMORGAN CHASE & CO on January 17, 2020. The subsidiaries which acquired these securities are J.P. Morgan Investment Management, Inc.; JPMorgan Chase Bank, National Association. The address for JPMORGAN CHASE & CO is 383 Madison Avenue, New York, New York 10179.
(17)Based on the Schedule 13G/A filed by Entrepreneurs Fund with the SEC on February 4, 2019. Consists of (i) 2,240,065 shares of common stock and (ii) 197,948 shares of common stock subject to warrants that are exercisable within 60 days of April 22, 2020 held by Entrepreneurs Fund LP. Entrepreneurs Fund General Partner Limited, or EF GP, is the sole general partner of Entrepreneurs Fund LP, or EF LP, and may be deemed to beneficially own the shares held by EF LP. Colin Dow and Paul Bradshaw are managing directors of EF GP, and in theirs capacity as such, may be deemed to share the power to direct the disposition and vote the shares held by EF LP. The address for each of these individuals and entities is 2nd Floor, Windward House, La Route de la Liberation, Se. Heller, Jersey, Channel Islands JE2 3BQ.
(18)The address for each of our executive officers and directors is c/o Optinose, 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2019 were complied with by each person who at any time during the 2019 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following: each of Messrs. Miller, Gibbs, Goldan, Marino and Dr. Mahmoud filed a late Form 4 on March 6, 2019 (each reporting a stock option grant that occurred on February 28, 2019).

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board of Directors has determined that each director during the last fiscal year and each of our current directors, with the exception of Mr. Miller, is an "independent" director within the meaning of applicable rules and regulations of the Nasdaq Stock Market LLC (Nasdaq) and the SEC. In making its independence determinations, our Board of Directors considers the relationship that each of our directors and director nominees have with our Company and all other facts and circumstances that the Board of Directors deems relevant. In connection with its assessment, our Board of Directors considered (i) each director's beneficial ownership of our common stock reported in the "Stock Ownership" section of this Proxy Statement, (ii) the agreements and transactions reported in the "Certain Relationships and Related Party Transactions" section of this Proxy Statement, (iii) with respect to Messrs. O'Neil, Tamaroff and Venkataraman, their affiliation with Avista Capital which beneficially owned 31.1% of our common stock as of April 22, 2020 (please refer to the biographies of these directors in the "Executive Officers and Directors" section of this Proxy Statement for details regarding their affiliation with Avista Capital) and their original election and/or nomination to our Board of Directors on behalf of Avista Capital, (iv) with respect to Mr. Tamaroff, his employment as a Principal of Avista Capital where Mr. Venkataraman serves as a Partner, (v) with respect to Messrs. Tamaroff and Venkataraman, the surrender of their compensation for service on our Board of Directors to Avista Capital pursuant to their positions as Principal and Partner, respectively, of Avista Capital, (vi) with respect to Mr. O'Neil, his service as a Health Care Operating Executive with Avista Capital where Mr. Venkataraman serves as a Partner, and Mr. O'Neil's service as a board member of one company (Arcadia Consumer Healthcare) in which entities affiliated with Avista Capital are investors, (vii) with respect to Mr. Doyle, his position as Executive Chairman of Novocure Limited where Mr. Groenhuysen serves as Chief Financial Officer and his position as Executive Chairman of Blink Health Ltd. with whom we contract for certain pharmacy and related services, and (viii) with respect to Mr. Groenhuysen, his employment as Chief Financial Officer of Novocure Limited where Mr. Doyle serves as the Executive Chairman. Based on its assessment, our Board of Directors concluded that none of our directors, other than Mr. Miller, has a relationship that would interfere with his/her exercise of independent judgment in carrying out the responsibilities of a director.
Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.

Stockholders' Agreement

We are a party to a Stockholders' Agreement with Avista Capital that provides, among other things, that Avista Capital has the right to designate for nomination by our Board of Directors upon the recommendation of our Nominating and Corporate Governance Committee:
•three directors to our Board of Directors for so long as Avista Capital owns 27.5% or more of our then-outstanding shares of common stock; provided, however, that one such director must not be an employee or partner of Avista Capital, must qualify as an independent director under the Nasdaq listing rules and must be reasonably acceptable to our Board of Directors;
•two directors to our Board of Directors for so long as Avista Capital owns less than 27.5% but 17.5% or more of our then-outstanding shares of common stock; and
•one director to our Board of Directors for so long as Avista Capital owns less than 17.5% but 7.5% or more of our then-outstanding shares of common stock.
We are required to take all necessary action to ensure the composition of our Board of Directors as set forth above. Pursuant to the terms of the Stockholders' Agreement, at least a majority of the members of each of our standing committees must be composed of non-Avista Capital nominees.
The Avista Capital nominees currently serving on our Board of Directors are Messrs. O'Neil, Tamaroff and Venkataraman.

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Board Leadership Structure and Role in Risk Oversight

Our Board's Leadership Structure
Our Board of Directors is currently chaired by Mr. Scodari. At this time, our Board of Directors believes that separation of the positions of chairman and chief executive officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of our Board of Directors as a whole.
Role of the Board in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. For example:
•Our Audit Committee oversees management of financial reporting, compliance and litigation risks that could have a significant impact on our financial results, including risks related to securities, accounting and tax matters, as well as the steps management has taken to monitor and control such exposures.
•Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
•Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors, potential conflicts of interest and the effectiveness of our Board of Directors.

Board Meetings

Our Board of Directors held ten meetings during 2019. Each director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member during 2019, other than Mr. Doyle. All directors are encouraged, but not required, to attend the annual meeting of stockholders. Each member of our Board of Directors attended our 2019 Annual Meeting of Stockholders.
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Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter that has been approved by our Board of Directors. These charters are available on the "Investors — Corporate Governance" section of our website at www.optinose.com. Each committee annually reviews and assesses its charter. From time to time, our Board of Directors may also appoint ad hoc committees for specific matters.
Below is a summary of our committee structure and membership information.

Current Committee Membership
Board Member	Independent Director	Audit	Compensation	Nominating and Corporate Governance

Joseph C. Scodari	«		«	«
Chairman of the Board				Chair
William F. Doyle*	«			«

Wilhelmus Groenhuysen	«	«	«

Sandra L. Helton	«	«
Chair
Peter K. Miller

Robert P. O'Neil	«

Joshua A. Tamaroff*	«	«

Sriram Venkataraman	«		«	«
Chair
_____________

* Director nominee for re-election to our Board of Directors at the Annual Meeting.
Audit Committee
Our Audit Committee consists of Ms. Helton, and Messrs. Groenhuysen and Tamaroff, and is chaired by Ms. Helton. The primary purpose of our Audit Committee is to assist our Board of Directors by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by our Board of Directors. Our Audit Committee is responsible for, among other things
•appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
•approving in advance all audit services and non-audit services to be provided to us by our independent registered public accounting firm;
•discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;
•reviewing with management its assessment of our internal control over financial reporting and disclosure controls and procedures;
•overseeing our financial risk assessment and risk management processes;
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•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and ratifying major tax planning activities;
•reviewing management's proposed annual budget;
•reviewing and ratifying related party transactions, based on the standards set forth in our related party transactions policy; and
•preparing and approving the Audit Committee report required to be included in our annual proxy statement.
Our Board of Directors has determined that each member of the Audit Committee satisfies the financial literacy and sophistication requirements of the SEC and applicable Nasdaq listing rules. In addition, our Board of Directors has determined that each of Ms. Helton and Mr. Groenhuysen qualifies as an "audit committee financial expert," as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as amended (Securities Act).
Our Audit Committee met five times during 2019. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.
Compensation Committee
Our Compensation Committee consists of Messrs. Venkataraman, Groenhuysen and Scodari, and is chaired by Mr. Venkataraman. The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and assure that our executive officers, including our chief executive officer (CEO), are compensated effectively and in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by our Board of Directors. Our Compensation Committee is responsible for, among other things:
•annually reviewing and recommending to our Board of Directors for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO's and other executive officers' performance in light of those goals and objectives;
•determining and approving compensation levels, including salary, cash, equity-based incentive awards and any personal benefits, of our executive officers other than our CEO;
•reviewing our CEO's compensation, including salary, cash, equity-based incentive awards and any personal benefits, and making recommendations to our Board of Directors;
•reviewing and making changes to pre-approved salary ranges, salary increases, equity awards, incentive payments and pre-approved equity ranges for new hires, and making material changes to benefits offered to our employees;
•administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time, including the determination whether to approve smaller increases in the number of shares reserved under our Amended and Restated 2010 Equity Incentive Plan and 2017 Employee Stock Purchase Plan than those that automatically occur each year pursuant to the "evergreen" provisions of such plans;
•establishing policies and making recommendations to our Board of Directors regarding director compensation; and
•overseeing risks and exposures associated with compensation plans and arrangements.
The agenda for each meeting of the Compensation Committee is usually developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our CEO provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration our CEO's input in granting annual bonuses or equity awards and setting compensation levels.
The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records,
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facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.
The Compensation Committee engaged Pearl Meyer & Partners, LLC, an independent compensation consultant, during 2019 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Pearl Meyer & Partners' services. Other than the services for which Pearl Meyer & Partners was engaged by the Compensation Committee, Pearl Meyer & Partners did not provide any other services to the Company or its affiliates during 2019.
The Compensation Committee may form and delegate any or all of its duties or responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with our Certificate of Incorporation, Bylaws and applicable laws and rules of markets in which our securities then trade.
Our Compensation Committee met six times during 2019.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Messrs. Scodari, Doyle, Venkataraman, and is chaired by Mr. Scodari. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•assessing the need for new directors and developing and submitting to our Board of Directors for its adoption a list of selection criteria for new directors to serve on our Board of Directors;
•identifying, reviewing and evaluating candidates, including candidates submitted by stockholders, for election to our Board of Directors and recommending to our Board of Directors (i) nominees to fill vacancies or new positions on our Board of Directors and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;
•developing, recommending, overseeing the implementation of and monitoring compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;
•annually recommending to our Board of Directors (i) the assignment of directors to serve on each committee; (ii) the chairperson of each committee and (iii) the chairperson of our Board of Directors or lead independent director, as appropriate;
•reviewing the adequacy of our Certificate of Incorporation and Bylaws and recommending to our Board of Directors, as conditions dictate, amendments for consideration by the stockholders;
•reviewing our Code of Business Conduct and Ethics and recommending any changes to our Board of Directors; and
•implementing policies with respect to risk oversight, assessment and management of risk associated with the independence of our Board of Directors, potential conflicts of interest and the effectiveness of our Board of Directors.
Our Nominating and Corporate Governance Committee met two times during 2019.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of our Board of Directors, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chairman of our Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.
Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board of Directors. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting our Company, experience on other
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boards of directors preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to our Board of Directors, to our Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board of Directors for consideration. The full Board of Directors selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.
A stockholder wishing to nominate a person for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairman of our Nominating and Corporate Governance Committee (c/o the Corporate Secretary at OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067), providing:
•all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
•a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder or beneficial owner or stockholder associated person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
•a completed and signed questionnaire regarding the background and qualifications of such person to serve as a director, a copy of which may be obtained upon request to our Corporate Secretary;
•all information with respect to such person that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and
•such additional information that we may reasonably request to determine the eligibility or qualifications of such person to serve as a director or an independent director of our Company, or that could be material to a reasonable stockholder’s understanding of the qualifications and/or independence, or lack thereof, of such nominee as a director.
Pursuant to our Bylaws, the submission must be received at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that there was no annual meeting in the prior year or the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of our Board of Directors, should send correspondence to our Corporate Secretary at OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067. Electronic submissions of stockholder correspondence will not be accepted.
Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board of Directors or to
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the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on any other entity's board of directors, compensation committee or other committee serving an equivalent function that has one or more officers serving as a member of our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Business Conduct and Ethics covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Our Code of Business Conduct and Ethics is available on the "Investors —Corporate Governance" section of our website at www.optinose.com.
Our Nominating and Corporate Governance Committee is responsible for overseeing our Code of Business Conduct and Ethics and must approve any waivers of the Code for employees, executive officers or directors. We intend to disclose any future amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, succession planning and the annual evaluations of our Board of Directors and its committees. Our Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee and amended by our Board of Directors when appropriate. The full text of our Corporate Governance Guidelines is available on the "Investors —Corporate Governance" section of our website at www.optinose.com.

Audit Committee Report

The Audit Committee assists our Board of Directors in overseeing and monitoring the Company’s accounting, financial reporting and internal audit processes and the external audit of the Company’s financial statements. The Audit Committee operates pursuant to a written charter that is available on the "Investors -Corporate Governance" section of our website at www.optinose.com.
Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (EY), our independent registered public accounting firm for 2019, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board of Directors in overseeing the conduct of these activities by management and the independent auditor. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2019, the Audit Committee took the following actions:
•reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2019;
•discussed with EY the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the PCAOB) concerning the conduct of the audit;
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•discussed with EY their independence, and received from EY the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB; and
•discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the year ended December 31, 2019, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.
Members of the Audit Committee
Sandra Helton (Chairperson)
Wilhelmus Groenhuysen
Joshua Tamaroff

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

In connection with our initial public offering in October 2017, our Board of Directors adopted a related party transactions policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. Pursuant to this policy, we review all transactions with a dollar value in excess of $120,000 involving us in which any of our executive officers, directors, director nominees or holders of more than 5% of our capital stock, or any affiliate or member of their immediate family, is a participant.
Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, members of management or our directors must present information regarding the proposed related party transaction to our Audit Committee or, where review by our Audit Committee would be inappropriate due to a conflict of interest, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related persons, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management's recommendation. In considering whether to approve any proposed related party transactions, our Audit Committee or another independent body of our Board of Directors will take into account the relevant available facts and circumstances, including:
•the materiality and character of the related person's interest in the transaction;
•the commercial reasonableness of the terms of the transaction;
•the benefit and perceived benefit, or lack thereof, to us;
•the opportunity costs of alternate transactions; and
•the actual or apparent conflicts of interest of the related person.
All of the arrangements described below under "Certain Relationships and Related Party Transactions" were originally entered into prior to the adoption of this policy. Although prior to the adoption of this policy we did not have a written policy for the review and approval of transactions with related persons, our Board of Directors historically reviewed and approved any transaction where a director or officer had a financial interest, including the transactions described below. Prior to approving such a transaction, the material facts as to a director's or officer's relationship or interest in the agreement or transaction were disclosed to our Board of Directors. Our Board of Directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of our stockholders.

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Certain Relationships and Related Party Transactions

The following includes a summary of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the company’s total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the "Executive Compensation" and "Director Compensation" sections of this Proxy Statement.
Second Amended and Restated Registration Rights Agreement
We are party to a Second Amended and Restated Registration Rights Agreement, which we amended in connection with our initial public offering in October 2017 (as amended, the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, certain holders of shares of our common stock have registration rights and certain holders of our warrants have registration rights with respect to the shares of common stock issuable upon exercise. After registration of these shares of common stock pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act. The registration rights will terminate with respect to each stockholder on the date on which such stockholder ceases to beneficially own more than one percent of our shares of common stock then outstanding or can sell all of its registrable shares without limitation during a three-month period without registration pursuant to Rule 144 of the Securities Act or another similar exemption under the Securities Act.
During the year-ended December 31, 2018 and 2019, we reimbursed Avista Capital Holdings, LP and related parties $50,736 and $32,432, respectively, in expenses, primarily related to legal fees incurred in connection with the underwritten offerings of the Company's common stock in November 2019 and June 2018 pursuant to the terms of the Second Amended and Restated Registration Rights Agreement.
Stockholders' Agreement
We entered into a Stockholders' Agreement with Avista Capital in connection with our initial public offering in October 2017. See the "Corporate Governance and Board Matters - Stockholders' Agreement" section of this Proxy Statement for a summary of certain terms of the agreement.
Employment of Certain Related Persons
John Pickering, the son of Larry Pickering who served as the Vice Chairman of our Board of Directors until his resignation in June 2018, was an employee of our Company until the conclusion of his employment in August 2019. During the year ended December 31, 2018, we paid John Pickering $367,373 in cash compensation, consisting of his base salary and annual bonuses.
Dr. Per Gisele Djupesland and his spouse, Helena Djupesland, each serve as officers and directors of our subsidiary, OptiNose AS. Dr. Djupesland and Ms. Djupesland also serve as directors of Ikos Invest AS and its wholly-owned subsidiary Ikos Subsidiary AS. Prior to November 2019, Ikos Invest and Ikos Subsidiary beneficially owned more than 5% of our common stock. During the years ended December 31, 2018 and 2019, we paid Ms. Djupesland $215,584 and $203,028, respectively, in total cash compensation, consisting of her base salary and prior year's earned annual bonuses, for her service as the Co-Chief Executive Officer and director of our wholly-owned subsidiary OptiNose AS. During the years ended December 31, 2018 and 2019, we paid Dr. Djupesland $192,725 and $179,719, respectively, in total cash compensation, consisting of his base salary and prior year's earned annual bonuses, for his service as the Chief Scientific Officer and director of our wholly-owned subsidiary OptiNose AS. Additionally, Dr. Djupesland received grants of options to purchase 10,000 and 28,879 shares of our common stock in February 2019 and October 2017, respectively. The amounts reflected in this paragraph were based in Norwegian kroner and converted into U.S. dollars at an average exchange rate of 8.1395 kr per U.S. dollar and 8.7984 kr per U.S. dollar for the years ended December 31, 2018 and 2019, respectively. Dr. Djupesland and Ms. Djupesland also participate in our general welfare and benefit plans.
Director and Officer Indemnification Arrangements
We have entered into indemnification agreements with our directors and executive officers, in addition to the indemnification, expense advancement and limitations of liability provided for in our Certificate of Incorporation and our Bylaws. These indemnification agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We also maintain a directors' and officers' insurance policy pursuant to which our directors and officers are insured
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against liability for actions taken in their capacities as directors and officers.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2019 are:
▪Peter K. Miller, our Chief Executive Officer;
▪Ramy A. Mahmoud, our President and Chief Operating Officer;
▪Keith A. Goldan, our Chief Financial Officer; and
▪Michael F. Marino, our Chief Legal Officer and Corporate Secretary
Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Peter K. Miller	2019	600,049	—	1,018,182	403,059	12,208	2,033,498
Chief Executive Officer	2018	551,668	—	—	215,151	11,782	778,601

Ramy A. Mahmoud	2019	475,005	—	694,215	245,435	23,281	1,437,936
President and Chief Operating Officer	2018	450,883	—	—	135,265	22,855	609,003

Keith A. Goldan	2019	403,760	—	381,818	187,761	12,208	985,547
Chief Financial Officer	2018	365,908	—	—	109,015	11,750	486,673

Michael F. Marino	2019	406,850	100,000	381,818	189,198	12,208	1,090,074
Chief Legal Officer and Corporate Secretary	2018	392,083	—	—	106,650	11,770	510,503
________________________________________________________________________________________________________________________
(1)The amounts in this column represent the aggregate grant date fair value of the options grants, calculated in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification, or ASC, Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2019, as filed with the SEC.
(2)The amounts in this column represent performance bonuses earned by the named executive officers in the year shown based upon the achievement of pre-established performance objectives. See "— Non-Equity Incentive Plan Compensation" below.
(3)The amounts in this column include matching contributions to the named executive officers’ accounts under our 401(k) plan and premiums paid with respect to life insurance for the benefit of the named executive officers. For each executive officer, the 401(k) matching contribution was $11,200 and $11,000 for 2019 and 2018, respectively. Additionally, the amount in this column for Dr. Mahmoud includes a payment of $11,073 in both 2019 and 2018 related to a life insurance policy for certain additional life insurance benefits pursuant to the terms of his employment agreement as described below under "Employment Agreements" below
Elements of Compensation
2019 Base Salaries
Effective as of January 1, 2019, the annual base salaries for Mr. Miller, Dr. Mahmoud and Mr. Marino were increased to $600,049, $475,005, and 406,850, respectively. Mr. Goldan's annual base salary was increased to $403,760 effective as of November 16, 2018.
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Non-Equity Incentive Plan Compensation and Bonus
Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate objectives as determined by our Board of Directors or a committee thereof. Each executive officer is assigned a target bonus expressed as a percentage of his base salary. The target bonus amounts for 2019 for Mr. Miller and Dr. Mahmoud were 65% and 50%, respectively, and 45% for Messrs. Goldan and Marino. Actual bonus payments may be 0-150% of the target bonus amount based on the level of achievement of corporate objectives for the year, as determined by our Board of Directors or Compensation Committee. For 2019, the corporate objectives, consisting primarily of: (i) meeting 2019 revenue targets from the commercialization of XHANCE; (ii) managing our expenses to budget; (iii) continuing development of XHANCE, including for the additional indication of chronic sinusitis, and pursuing additional manuscript publications; (iv) expanding our pipeline for both existing and new products, including evaluating potential partnership opportunities; (v) improvement in business processes to support a public commercial-stage company; and (vi) maintaining a positive Company culture.  In the first quarter of 2020, our Compensation Committee assessed our level of achievement of these objectives. Based on its assessment, our Compensation Committee determined that the level of achievement was 103.34% and, as a result, each of our executives received 103.34% of his target bonus for 2019. Actual bonus amounts paid with respect to 2019 are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above. In addition, Mr. Marino received a special bonus in the amount of $100,000 for his superior contributions in 2019, which is reflected in the "Bonus" column of the Summary Compensation Table above.
Option Awards Granted During 2019
On February 28, 2019, Messrs. Miller, Mahmoud, Goldan and Marino were granted non-qualified options to purchase 220,000, 150,000, 82,500 and 82,500 shares of our common stock, respectively, with an exercise price of $7.42 per share, which was equal to the closing price of our common stock on the date of grant. Subject to the executive's continued employment on each applicable vesting date, 25% of the shares underlying these options vested on February 28, 2020, with the remainder vesting in equal monthly installments thereafter through February 28, 2023.
401(k) Plan
We currently maintain a defined contribution 401(k) retirement plan for all of our employees in the United States, including our named executive officers. Employees are eligible to participate in the 401(k) Plan on the first month following their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 100% of their pre-tax salary provided such deferral is not in excess of the applicable statutory limits. We currently match employee contributions to the 401(k) Plan up to a maximum of 4% of salary, subject to Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.
2017 Employee Stock Purchase Plan
We maintain an employee stock purchase plan. Generally, all eligible employees, including executive officers, employed by us or by any of our participating affiliates, may participate our 2017 Employee Stock Purchase Plan (2017 ESPP) and may contribute, normally through payroll deductions, up to 15% of their eligible compensation for the purchase of our common stock under the 2017 ESPP. Unless otherwise determined by our Board of Directors or Compensation Committee, the purchase price per share of our common stock under the 2017 ESPP is 85% of the lesser of the average of the high and low sales price of our common stock on (i) the first trading day of the relevant offering period and (ii) the last trading day of the relevant offering period (or, if the relevant offering period has multiple purchase periods, the last trading day of the relevant purchase period). No employee may purchase shares of our common stock in any calendar year under the 2017 ESPP and under all other employee stock purchase plans having an aggregate fair market value in excess of $25,000, determined as of the first trading day of the offering period. For the offering period ended June 30, 2019, Mr. Miller purchased 4,032 shares, Mr. Goldan purchased 941 shares, and Mr. Marino purchased 4,032 shares under the 2017 ESPP at a per share purchase price of $5.64. For the purchase period ended December 31, 2019, Mr. Goldan purchased 2,695 shares under the 2017 ESPP at a per share purchase price of $6.13.
Employee Benefits and Perquisites
Our executive officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid vacation in accordance with our vacation policy. We also provide our executive officers and other employees with term life insurance and disability insurance at our expense. In addition, Dr. Mahmoud receives certain additional life insurance benefits pursuant to the terms of his employment agreement as described below under "Employment Agreements."
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Employment Agreements
We have entered into an employment agreement with each of our executive officers. The employment agreements will continue until either we or the executive terminate his employment with us. The employment agreements provide that the executive will receive a base salary, be eligible to receive an annual cash bonus contingent upon the attainment of certain company milestones and/or individual objectives, be eligible to receive annual equity awards based on our and his performance and be eligible to participate in our other short-term and long-term incentive programs. Pursuant to the employment agreements, each executive's base salary and target bonus will be reviewed periodically by our Compensation Committee or Board of Directors. The employment agreements also provide for certain termination benefits, which are described below in the section entitled "Potential Payments Upon a Termination or Change in Control."
Our executive officers are also entitled to participate in all of our retirement and group welfare plans available to our senior level executives as a group or our employees generally, subject to the terms and conditions applicable to such plans. Further, each such executive's employment agreement contains restrictive covenants relating to non-disclosure of confidential information, mutual non-disparagement, assignment of inventions, non-competition that runs for twelve months in the case of Messrs. Miller and Mahmoud and nine months in the case of Messrs. Goldan and Marino following his termination of employment for any reason, and non-solicitation of employees, customers and suppliers that run for the same period following his termination of employment for any reason.
Dr. Mahmoud's employment agreement also requires us to pay the premiums for a term life insurance policy for him that has a death benefit equal to approximately $3.0 million, and a whole life insurance policy for him that has a death benefit equal to approximately $1.0 million.
Potential Payments Upon a Termination or Change in Control
Peter K. Miller
Pursuant to his employment agreement with us, if Mr. Miller's employment is terminated by us without "cause" or by Mr. Miller for "good reason," each as defined in the employment agreement, then Mr. Miller is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•twelve months of base salary continuation; and
•provided Mr. Miller and his eligible dependents timely elect to continue health care coverage under the Consolidated Omnibus Reconciliation Act of 1985 (COBRA) continued participation by Mr. Miller and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Mr. Miller and his eligible dependents immediately prior to the executive's date of termination, for twelve months or, if earlier, until the date Mr. Miller becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.
Pursuant to his employment agreement with us, if Mr. Miller's employment is terminated by us without "cause" or by Mr. Miller for "good reason," in each case, within twelve months after a "change in control," as defined in our Amended and Restated Equity Incentive Plan (2010 Plan), then Mr. Miller is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•an amount equal to 150% of Mr. Miller's base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;
•provided Mr. Miller and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Mr. Miller and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Mr. Miller and his eligible dependents immediately prior to his date of termination, for eighteen months or, if earlier, until the date Mr. Miller becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and
•all of Mr. Miller's then-outstanding equity awards granted to him by us will become immediately vested.
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Ramy A. Mahmoud
Pursuant to his employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," each as defined in the employment agreement, then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•twelve months of base salary continuation; and
•provided Dr. Mahmoud and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Dr. Mahmoud and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Dr. Mahmoud and his eligible dependents immediately prior to Dr. Mahmoud's date of termination, for twelve months or, if earlier, until the date Dr. Mahmoud becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.
Pursuant to his employment agreement with us, if Dr. Mahmoud's employment is terminated by us without "cause" or by Dr. Mahmoud for "good reason," in each case, within twelve months after a "change in control," as defined in the 2010 Plan, then Dr. Mahmoud is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•an amount equal to 125% of Dr. Mahmoud's base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;
•provided Dr. Mahmoud and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Dr. Mahmoud and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Dr. Mahmoud and his eligible dependents immediately prior to his date of termination, for fifteen months or, if earlier, until the date Dr. Mahmoud becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and
•all of Dr. Mahmoud's then-outstanding equity awards granted to him by us will become immediately vested.
Keith A. Goldan and Michael F. Marino
Pursuant to each of their respective employment agreements with us, if Messrs. Goldan's or Marino's respective employment is terminated by us without "cause" or by Messrs. Goldan or Marino, as applicable, for "good reason," each as defined in their respective employment agreement, then Messrs. Goldan or Marino, as applicable is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•nine months of base salary continuation; and
•provided Messrs. Goldan or Marino, as applicable, and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Messrs. Goldan or Marino, as applicable, and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Messrs. Goldan or Marino, as applicable, and his eligible dependents immediately prior to Messrs. Goldan's or Marino's, as applicable, date of termination, for nine months or, if earlier, until the date Messrs. Goldan or Marino, as applicable, becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage.
Pursuant to his employment agreement with us, if Messrs. Goldan's or Marino's, as applicable, employment is terminated by us without "cause" or by Messrs. Goldan or Marino, as applicable, for "good reason," in each case, within twelve months after a "change in control," as defined in the 2010 Plan, then Messrs. Goldan or Marino, as applicable, is entitled to receive the following severance benefits, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement:
•an amount equal to 100% of Messrs. Goldan's or Marino's, as applicable, annual base salary at the rate in effect on his date of termination, payable in a single lump sum cash payment;
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•provided Messrs. Goldan or Marino, as applicable, and his eligible dependents timely elect to continue health care coverage under COBRA, continued participation by Messrs. Goldan or Marino, as applicable, and his eligible dependents in our standard group medical, vision and dental plans on substantially the same terms as such benefits are provided to active senior level executives, and reimbursement by us of up to the amount of monthly premiums we were paying on behalf of Messrs. Goldan or Marino, as applicable, and his eligible dependents immediately prior to his date of termination, for twelve months or, if earlier, until the date Messrs. Goldan or Marino, as applicable, becomes eligible to receive coverage from another employer or is otherwise no longer eligible to receive COBRA continuation coverage; and
• all of Messrs. Goldan's or Marino's, as applicable, then-outstanding equity awards granted to him by us will become immediately vested.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2019, all of which are stock options. All stock options granted to our named executive officers were made pursuant to our Amended and Restated 2010 Equity Incentive Plan.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Peter K. Miller	793,458	(1)	—		1.63	2/11/2021
	36,459		—		3.05	3/11/2024
	577,580		—		16.31	4/7/2024
	58,660		13,537	(2)	5.14	12/20/2026
	140,785		119,126	(3)	16.00	10/12/2027
	—		220,000	(7)	7.42	2/28/2029
Ramy A. Mahmoud	396,728	(4)	—		1.63	2/11/2021
	115,516		—		3.05	3/11/2024
	288,790		—		16.31	4/7/2024
	109,500		92,653	(3)	16.00	10/12/2027
	—		150,000	(7)	7.42	02/28/2029
Keith A. Goldan	115,816		43,018	(5)	5.14	1/23/2027
	39,107		33,090	(3)	16.00	10/12/2027
	—		82,500	(7)	7.42	02/28/2029
Michael F. Marino	105,288		39,107	(6)	5.14	1/30/2027
	46,928		39,709	(3)	16.00	10/12/2027
	—		82,500	(7)	7.42	2/28/2029
______________________________________________________________________________________________________________________
(1)In 2014, Mr. Miller transferred for no consideration a portion of this option covering 303,229 shares to a trust the beneficiaries of which are Mr. Miller and his spouse.
(2)These options were granted on December 20, 2016 and will vest 25% on the first anniversary of the vesting start date (September 1, 2016), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates, with the vesting date occurring on the first day following such subsequent full calendar month.
(3)These options were granted on October 12, 2017 and will vest 25% on the first anniversary of the vesting start date (October 12, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates.
(4)In 2014, Dr. Mahmoud transferred for no consideration a portion of this option covering 99,182 shares to a trust the beneficiary of which is Dr. Mahmoud's spouse.
(5)These options were granted on January 23, 2017 and will vest 25% on the first anniversary of the vesting start date (January 23, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates.
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(6)These options were granted on January 30, 2017 and will vest 25% on the first anniversary of the vesting start date (January 30, 2017), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates.
(7)These options were granted on February 28, 2019 and will vest 25% on the first anniversary of the vesting start date (February 28, 2020), and 2.0833% (approximately 1/48th of such shares), for each subsequent full calendar month that the executive remains employed with us or one of our affiliates.

DIRECTOR COMPENSATION

Non-Employee Director Compensation
In connection with our initial public offering in 2017, our Compensation Committee engaged Pearl Meyer & Partners, LLC to serve as its independent compensation consultant to provide recommendations for, among other matters, non-employee director compensation to enable us to attract and retain qualified directors. Pearl Meyer & Partners reviewed director compensation programs and practices of similarly situated public life science companies and developed compensation level recommendations generally aligned with the mid-point of compensation levels of such companies. Consistent with Pearl Meyer & Partners' recommendation, our Board of Directors adopted the non-employee director compensation policy set forth below in connection with our initial public offering in October 2017. In 2019, our Compensation Committee again engaged Pearl Meyer & Partners to review our non-employee director compensation policy applying the same methodology as discussed above. Based on this review, and consistent with Pearl Meyer & Partners' recommendation, no changes were made to our non-employee director compensation policy.
Non-Employee Director Compensation Policy
•an annual cash retainer of $70,000 for the chairman of our Board of Directors;
•an annual cash retainer of $40,000 for the other members of our Board of Directors;
•an additional cash retainer of $20,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $10,000 for the Nominating and Corporate Governance Committee chair;
•an additional cash retainer of $10,000 for members of the Audit Committee, $7,500 for members of the Compensation Committee and $5,000 for members of the Nominating and Corporate Governance Committee;
•for the chairman of our Board of Directors, an initial equity grant of options to purchase 43,318 shares of our common stock and an annual equity grant of options to purchase 14,439 shares of our common stock;
•for the new members of our Board of Directors, an initial equity grant of options to purchase 28,879 shares of our common stock; and
•for all members of our Board of Directors (other than the chairman of our Board of Directors), an annual equity grant of options to purchase 14,439 shares of our common stock.
Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.
Peter K. Miller, our Chief Executive Officer, did not receive any compensation for his service as a member of our Board of Directors during 2019. Mr. Miller's compensation for service as an employee for 2019 is presented above in the "Executive Compensation - Summary Compensation Table" section of this Proxy Statement.
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The following table provides information regarding the compensation awarded to, earned by or paid to the non-employee members of our Board of Directors during the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
William F. Doyle	45,000	55,253	—	100,253
Sriram Venkataraman	60,000	55,253	—	115,253
Joshua A. Tamaroff	50,000	55,253	—	105,253
Joseph C. Scodari	87,500	55,253	—	142,753
Wilhelmus Groenhuysen	57,500	55,253	—	112,753
Sandra L. Helton	60,000	55,253	—	115,253
Robert P. O'Neil	40,000	55,253	—	95,253
_____________________________________________________________________________________________________________________
(1)The amounts in this column represent the full grant date fair value for awards granted during 2019, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation - Stock Compensation. These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 3. Summary of Significant Accounting Policies - Stock-based compensation and Note 13, Stock-based Compensation) included in our Annual Report on Form 10-K for the year-ended December 31, 2019, as filed with the SEC.
(2)Options to purchase 14,439 shares of common stock were granted on June 6, 2019 and vest in full upon the earlier of (i) June 6, 2020 or (ii) the date of our 2020 annual meeting of stockholders, subject to continued service with us.
(3)The following table shows the aggregate number of outstanding shares of common stock underlying outstanding options held by our non-employee directors as of December 31, 2019:

Name	Outstanding Option Awards
William F. Doyle	28,878
Sriram Venkataraman	28,878
Joshua A. Tamaroff	28,878
Joseph C. Scodari	72,196
Wilhelmus Groenhuysen	57,757
Sandra L. Helton	57,757
Robert P. O'Neil	43,318

Optinose - 2020 Proxy Statement | 33

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,399,217	(1)	$5.57	2,520,978	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	7,399,217		$5.57	2,520,978
_____________
(1)Represents shares of common stock issuable upon exercise of outstanding stock options under our Amended and Restated 2010 Equity Incentive Plan (2010 Plan). Our 2010 Plan has been approved by our stockholders.
(2)Consists of 1,813,717 shares of common stock reserved for issuance under our 2010 Plan and 707,261 shares of common stock reserved for issuance under our 2017 Employee Stock Purchase Plan (2017 ESPP). Our 2017 ESPP has been approved by our stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth all fees paid or accrued by us for professional services rendered by our independent registered public accounting firm, EY, during the years ended December 31, 2019 and 2018:

	2019	2018

Audit Fees (1)	$606,000	$673,000
Audit-Related Fees (2)	61,005	100,712
Tax Fees (3)	—	—
All Other Fees (4)	57,056	32,712
TOTAL	$724,061	$806,424
_______________
(1)Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Audit-Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.
(3)Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.
(4)All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories.

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Pre-Approval Policies and Procedures

Our Audit Committee has established a policy that requires it, or the Chair of our Audit Committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our Audit Committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our Audit Committee, or the Chair of our Audit Committee pursuant to delegated authority, was obtained for all services provided by EY in 2019 and 2018 and the fees for such services.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067 or by phone at (267) 364-3500. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2019 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2019, has been made available or mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If you wish to submit a proposal to be considered for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than December 30, 2020. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2021 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.
In addition, our Bylaws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. To be timely, stockholder notice of a nomination or a proposal must be delivered to or mailed and received by the Corporate
Optinose - 2020 Proxy Statement | 35

Secretary at our principal offices not later than the close of business on March 12, 2021 and no earlier than the close of business on February 10, 2021; provided, however, that in the event that the date of the 2021 Annual Meeting of Stockholders is held more than thirty (30) days before or more than seventy (70) days after the anniversary date of the 2020 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to the 2021 Annual Meeting of Stockholders or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. All nominations and stockholder proposals should be sent to the attention of our Corporate Secretary, c/o OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, Pennsylvania 19067. The notice of the nomination or proposal also must comply with the content requirements for such notices set forth in our Bylaws.

*   *   *

Optinose - 2020 Proxy Statement | 36

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.
By O

By Order of the Board of Directors of OPTINOSE, INC.

Peter K. Miller
Chief Executive Officer
April 29, 2020
Yardley, Pennsylvania
Optinose - 2020 Proxy Statement | 37

OPTINOSE, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/09/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/09/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR ALL the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Joshua A. Tamaroff 02) William F. Doyle

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000466703_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annl Report on Form 10K is/are available at www.proxyvote.com .

OPTINOSE, INC.
Annual Meeting of Stockholders
June 10, 2020 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. Ramy Mahmoud and Keith A. Goldan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of OPTINOSE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, EDT on June 10, 2020, at the offices of OptiNose, Inc., 1020 Stony Hill Road, Suite 300, Yardley, PA 19067, and any adjournment or postponement thereof. Depending on concerns about the coronavirus (COVID-19) pandemic, OPTINOSE, INC. may hold a Virtual Annual Meeting of Stockholders. The determination to hold a Virtual Annual Meeting of Stockholders will be announced in a press release available at www.optinose.com as soon as practicable before the meeting. In that event, the Annual Meeting of Stockholders would be conducted solely virtually, on the above date and time, via live audio webcast.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000466703_2 R1.0.1.18

Continued and to be signed on reverse side